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                                  AMENDMENT NO. 2
                     TO THE MASTER LOAN AND SECURITY AGREEMENT

              Amendment No. 2, dated as of April 4, 2000 (this "AMENDMENT"), to the Master Loan and Security Agreement, dated as of October 29, 1999 (as previously amended, supplemented or otherwise modified, the "EXISTING LOAN AGREEMENT", and as amended hereby, the "LOAN AGREEMENT"), between AAMES CAPITAL CORPORATION (the "BORROWER"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC., formerly MORGAN STANLEY MORTGAGE CAPITAL INC. (the "LENDER").

                                       RECITALS

              The Borrower and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

              The Borrower and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement relating to the "Applicable Collateral Percentage".

              Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

              SECTION 1.    AMENDMENTS.

                     (a) The definition of "APPLICABLE COLLATERAL PERCENTAGE" contained in Section 1.01 of the Existing Loan Agreement is hereby amended by adding the following new sentence at the end thereof:

                     "Notwithstanding the foregoing, (a) at any time when the
              aggregate principal amount outstanding of all Loans made hereunder shall be greater than or equal to $100,000,000 but less than $150,000,000, the Applicable Collateral Percentage shall be 96% with respect to (i) each First Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less and (ii) each Second Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less and (b) at any time when the aggregate principal amount outstanding of all Loans made hereunder shall be greater than or equal to $150,000,000, the Applicable Collateral Percentage shall be 97% with respect to (i) each First Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less and (ii) each Second Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less."

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                     (b)    The definition of "APPLICABLE MARGIN" contained in
       Section 1.01 of the Existing Loan Agreement is hereby amended by adding the following new sentence at the end thereof:

                     "Notwithstanding the foregoing, at any time when the
              aggregate principal amount outstanding of all Loans made hereunder shall be greater than or equal to $150,000,000, the Applicable Margin shall be 1.15% with respect to (i) each First Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less and (ii) each Second Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less."

                     (c)    The definition of "COLLATERAL VALUE" contained in
       Section 1.01 of the Existing Loan Agreement is hereby amended by deleting clause (b) thereof in its entirety and substituting in lieu thereof the following new clause (b):

                     "(b) either (i) except as set forth in clause (ii) below,
              98% of the outstanding principal balance of such Eligible Mortgage Loan or (ii) at any time when the aggregate principal amount outstanding of all Loans made hereunder shall be greater than or equal to $150,000,000, 100% of the outstanding principal balance of such Eligible Mortgage Loan, solely in the case of (A) any Eligible Mortgage Loan which is a First Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less and (B) any Eligible Mortgage Loan which is a Second Lien Loan that is a Performing Loan and has been included in the Borrowing Base for 120 days or less."

              SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the following conditions precedent shall have been satisfied:

              2.1 DELIVERED DOCUMENTS. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                     (a) AMENDMENT. This Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender; and

                     (b) OTHER DOCUMENTS. Such other documents as the Lender or counsel to the Lender may reasonably request.

              2.2 NO DEFAULT. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default shall have occurred and be continuing on such date.

              SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in

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the Loan Documents on its part to be observed or performed, and that no
Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

              SECTION 4. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; PROVIDED, HOWEVER, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) this Amendment, (iii) the Note and (iv) the Custodial Agreement. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

              SECTION 5. COUNTERPARTS. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

              SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                   BORROWER

                                   AAMES CAPITAL CORPORATION



                                   By ________________________________
                                      Name:
                                      Title:


                                   LENDER
                                   MORGAN STANLEY DEAN WITTER
                                   MORTGAGE CAPITAL INC.
                                   (FORMERLY MORGAN STANLEY
                                   MORTGAGE CAPITAL INC.)



                                   By ________________________________
                                      Name:
                                      Title: